SUPPLEMENT DATED OCTOBER 2, 2006 TO THE

PROSPECTUSES DATED MAY 1, 2006

FOR

ENHANCED CREDIT VARIABLE ANNUITY,

PENNANT SELECT AND PENN FREEDOM

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

PHILADELPHIA, PA 19172

800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL

 INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES

AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

IMPORTANT NOTICE

The following language should be inserted immediately before the section captioned “Deferment of Payments and Transfers.”

Guaranteed Lifetime Withdrawal Benefit Rider

At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)             Guaranteed Lifetime Withdrawal Benefit; and

2)             Death Benefit Enhancement.

This package of enhancements may not be added after you purchase your Contract and may not be selected if you intend to purchase the Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider or if you intend to purchase one of the other available Death Benefit Riders.

The Company reserves the right to make the availability of this Rider contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Rider. The Death Benefit Enhancement available as part of the package differs from the Death Benefit Riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base. The Withdrawal Base is the greater of (a) or (b) where:

(a)          is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)         is the sum of (1) plus (2), where;

(1) is the Contract Value on the rider effective date; and

(2) is each Purchase Payment received after the rider effective date.

Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are examples of the Withdrawal Percentages for your Contract. The complete Withdrawal Percentages are shown in the Additional Contract Specifications.

Single or Joint Life Guarantee

Age of Annuitant	Withdrawal Percentage
60	3.5%
70	4.5%

The Withdrawal Base is subject to certain adjustments while the Rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner purchases a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment. The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)           is the current CPI Factor; and

(b)           is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor. The CPI Factor equals the ratio of (a) to (b), where:

(a)           is the greater of 0 and the difference between (1) and (2), where:

(1)                                  is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)                                  is the CPI-U released twelve months prior to the most recent release; and

(b)           is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor. If this index is discontinued or a new Index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor will be updated on the first day of the month of each contract anniversary. On the first contract anniversary following the first withdrawal, the CPI Factor will be prorated for the partial year between the date of the first withdrawal and the contract anniversary.

Step-Up Benefit and Step-Up Benefit Date. The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the Rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction. If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)           is the Withdrawal Base; and

(b)                                 is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Waiting Bonus. In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
0 - 5	0%
6 -10	0.5%
11 and later	1.0%

The Waiting Bonus will only be applied to purchase payments made prior to the first contract anniversary. Purchase payments made after the first contract anniversary will become part of the Withdrawal Base but will not receive the Waiting Bonus.

Effect of Withdrawals Less Than the Withdrawal Amount. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount. The Withdrawal Amount will be increased in any Contract Year in order to meet that Contract Year’s required minimum distribution requirement according to the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. This increase will not be treated as an Excess Withdrawal and applies only in relation to the required minimum distribution based on the value of the Contract.

Annuity Payments. The Contract Owner can elect to receive annuity payments under one of the following options:

(a)                                  apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)                                 request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero. If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees. The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

Death Benefit Enhancement. Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is shown in the Additional Contract Specifications.

Benefit Base. For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)                                  is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)                                 is the sum of (1) plus (2), where:

(1)                                  is the Contract Value on the rider effective date accumulated on a daily basis using the Death Benefit Base Accumulation Rate (shown in the Additional Contract Specifications) (the “Accumulation Rate’) until the earliest of:

(i)                                     the Death Benefit Base Accumulation Cease Date (the “Cease Date”) (shown in the Additional Contract Specifications);

(ii)                                  attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)                               the date of the first withdrawal; and

(2)                                  is each Purchase Payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis using the Accumulation Rate until the earliest of:

(i)                                     the Cease Date,

(ii)                                  attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint  Annuitant,

(iii)                               the date of the first withdrawal; and

(c)           the highest Contract Value as of a contract anniversary date until the earliest of:

(i)                                     the Cease Date;

(ii)                                  attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)                               the date of the first withdrawal.

The current Accumulation Rate is the daily equivalent of a 5% effective annual rate and the current Cease Date is 10 years from the contract issue date.

Purchase Payments made after the date of the first withdrawal will increase the Benefit Base on a dollar-for-dollar basis.

Any increase in the Contract Value as a result of a Step-Up Benefit will increase the Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Benefit Base. If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)           is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)           is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees. If the Annuitant dies and the Joint Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Transfer Limits. Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year.

Rider Charge. On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on the date specified in the Additional Contract Specifications and will not exceed the Maximum Rider Charge shown on the Additional Contract Specifications. The Rider Charge will not be deducted after the Annuity Date.

The current effective annual charge for the Rider is 0.65% for a Single Life Guarantee and 0.85% for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%. If the Step-Up Benefit is elected, the Rider Charge may be increased, but not above the then current charge applicable to the class of Contact Owners then electing this benefit.

Termination of Rider. This Rider will terminate:

(a)                                  on any contract anniversary after the third, on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)                                 if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)                                  upon full surrender of the Contract;

(d)                                 on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)                                  upon annuitization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.